UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023

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Knight-Swift Transportation Holdings Inc.

(Exact name of registrant as specified in its charter)
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Delaware	001-35007	20-5589597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2002 West Wahalla Lane
Phoenix, Arizona 85027
(Address of principal executive offices and zip code)
(602) 269-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 Par Value	KNX	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company                                                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On June 22, 2023 (the "Closing Date"), Knight-Swift Transportation Holdings Inc. (the "Company") entered into a $250 million unsecured credit facility with the lenders thereto, Bank of America, N.A. as Administrative Agent and PNC Bank National Association and Wells Fargo Bank, National Association as Lenders and Co-Syndication Agents (the "2023 Term Loan Agreement"). The 2023 Term Loan Agreement allows the Company to obtain up to $250 million in proceeds (the "Term Loan"), provided that the proceeds received from this Term Loan are used to pay fees, commissions and expenses in connection with the Company's acquisition of U.S. Xpress Enterprises, Inc. announced on March 20, 2023 (the "Specified Acquisition").
Any Term Loan issued under the 2023 Term Loan Agreement will mature on September 3, 2026. There are no scheduled principal payments due until maturity. The interest rate applicable to any Term Loan is subject to a leverage-based grid and as of the Closing Date is equal to the Secured Overnight Financing Rate "SOFR" plus the 0.10% SOFR adjustment plus 1.375%.
The 2023 Term Loan Agreement contains terms similar to the Company's existing unsecured $2.3 billion credit facility, including the financial covenants, usual and customary events of default for facilities of this nature, and usual and customary restrictions and covenants. Additionally, the 2023 Term Loan Agreement will terminate on December 20, 2023, if the Specified Acquisition has not been consummated by that date.
The foregoing description of the 2023 Term Loan Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2023 Term Loan Agreement, which will be filed with the Company's Form 10-Q for the quarter ended June 30, 2023.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knight-Swift Transportation Holdings Inc.
(Registrant)

Date:	June 27, 2023	/s/ Adam W. Miller
Adam W. Miller
Chief Financial Officer